UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

RADISYS CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

RADISYS CORPORATION

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting

to Be Held on Wednesday, June 15, 2011

The Proxy Statement, Annual Report and other proxy materials are available at: http://www.proxyvoting.com/rsys

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before June 3, 2011 to facilitate timely delivery.

TO REQUEST PAPER COPIES OF PROXY MATERIALS:
(please reference your 11-digit control number when requesting materials)
By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.
Telephone:	1-888-313-0164 (toll-free)
(outside of the U.S. and Canada call 201-680-6688).
Email:	shrrelations@bnymellon.com
(you must reference your 11-digit control number in your email)
Internet:	http://www.proxyvoting.com/rsys

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE This is not a proxy card. You cannot use this notice to vote your shares.

Dear RadiSys Corporation Shareholder:

The 2011 Annual Meeting of Shareholders of RadiSys Corporation will be held at our offices in Hillsboro at 5445 NE Dawson Creek Drive, Hillsboro, Oregon 97124, on Wednesday, June 15, 2011, at 8:30 a.m. (local time).

Proposals to be considered at the 2011 annual meeting:

(1)	to elect nine directors;
(2)	to have an advisory vote on compensation of our named executive officers;
(3)	to have an advisory vote on the frequency of holding an advisory vote on compensation of our named executive officers;
(4)	to ratify the Audit Committee’s appointment of KPMG LLP as our independent registered public accounting firm;
(5)	to approve an amendment to the RadiSys Corporation 2007 Stock Plan; and
(6)	to transact any other business that may properly come before the meeting or any adjournment(s) thereof.

The Board of Directors recommends a vote “FOR” all director nominees,

“FOR” Items 2, 4 and 5 and for “1 year” on Item 3.

Only shareholders of record at the close of business on April 20, 2011, the record date, are entitled to receive notice of and to vote at the 2011 annual meeting or any adjournment(s) thereof.

CONTROL NUMBER
˜
YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN
YOU REQUEST A PAPER OR E-MAIL COPY OF THE PROXY	–
MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

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Shareholders of record as of April 20, 2011 are cordially invited and encouraged to attend the 2011 annual meeting. Directions to attend the annual meeting where you may vote in person can be found on our website, www.radisys.com/contact-us/Directions.html.

Meeting Location:

RadiSys Corporation

5445 NE Dawson Creek Drive

Hillsboro, OR 97124

The following materials are available for you to review online:

•	our 2011 Proxy Statement (including all attachments thereto);
•	our annual report for the year ended December 31, 2010 (which is not deemed to be part of the official proxy soliciting materials); and
•	any amendments to the foregoing materials that are required to be furnished to shareholders.

To request a paper copy of Proxy Materials:

(you must reference your 11-digit control number located on the reverse side of this form)

Telephone:	1-888-313-0164 (toll-free) (outside of the U.S. and Canada call 201-680-6688)
Email:	shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)
Internet:	http://www.proxyvoting.com/rsys

The proxy materials for RadiSys Corporation 2011 annual meeting are available to review at:

http://www.proxyvoting.com/rsys

Have this notice available when you request a PAPER copy of the Proxy Materials,

when you want to view your proxy materials online

OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

HOW TO VOTE BY INTERNET

We encourage you to review the proxy materials online before voting.

Use the Internet to vote your shares. On the landing page of the above website in the box labeled

“To Vote Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares.

Have this notice in hand when you access the website.

You will need to reference the 11-digit control number located on the reverse side.

HOW TO VOTE IN PERSON: IF YOU ARE A SHAREHOLDER OF RECORD AS OF APRIL 20, 2011, YOU ARE INVITED TO ATTEND THE 2011 ANNUAL MEETING AND YOU MAY VOTE IN PERSON. PROXY MATERIALS WILL BE AVAILABLE AND WE WILL GIVE YOU A BALLOT WHEN YOU ARRIVE. DIRECTIONS TO ATTEND THE MEETING CAN BE FOUND ON OUR WEBSITE AT WWW.RADISYS.COM/CONTACT-US/DIRECTIONS.HTML

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